Exhibit 99.2

Donald G. Southwell President & Chief Executive Officer CEO’s Remarks ®

Statements
Safe Harbor Statement
This presentation may contain information that includes or is based upon forward-looking statements within the meaning of the federal securities laws. Forward-looking statements do not relate strictly to historical or current facts, but instead give expectations or forecasts of future events or the outcome of contingencies. Forward-looking statements are not guarantees of future performance and may turn out to be wrong, as they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that are difficult to predict;
accordingly, you are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments.
You are advised to consult filings made by the Company with the Securities and Exchange
Commission and the Company’s website for further information on these subjects.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures to analyze the company’s operating performance for the periods presented in this presentation.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.  For detailed disclosures on non-GAAP financial measures included in this presentation and their GAAP reconciliations, please refer to the discussion at the end of this presentation which is also posted on the Unitrin website at www.unitrin.com.
®

Unitrin Today
• $3 billion in revenues
• 8,000 employees
• 6 million policyholders and consumer finance customers
• 22nd largest automobile writer in U.S.*
• 40
th
largest PC underwriter in U.S. out of 970 total
groups *
• One of the largest home service operations in U.S.
* Per A.M. Best – 2005 Net Written Premiums
®

Unitrin – Strengths • Record operating earnings • Diversified business model • Balance sheet strength • High dividend yield compared to peer group ®

2006 Financial Highlights
*Non-GAAP financial measure defined as net income divided by beginning shareholders equity, excluding accumulated other
comprehensive income
®
($ Millions, except per share amounts)
Change
2006 From 2005
Total Revenues 3,076 $   +   0.9%
Net Income 283         +   10.8%
Net Income Per Share 4.17        +   12.7%
Return on Adjusted Equity * 14.8% +   0.5%
Book Value Per Share $ 34.09 +   8.3%

$1.52
$2.71
$3.09
$3.78
2003 2004 2005 2006
Significant Increase in
Operating Earnings per Share *
*Non-GAAP financial measure excluding net realized investment gains/losses and equity in net income/losses of Investee
®
($ Dollars)

Property and Casualty Operations Earned premiums are flat ® ($ Millions) $1,796 $1,817 $1,811 $1,803 2003 2004 2005 2006 Earned Premiums

$70 $90 $106 $108 2003 2004 2005 2006 Net Investment Income Property and Casualty Operations Investment income is up ® ($ Millions)

Property and Casualty Operations
Combined ratios are down *
*Non-GAAP financial measure dividing insurance incurred losses and expenses by earned premiums
®
2003 2004 2005 2006
Incurred Loss and LAE Ratio (excluding storms) 72.6% 68.5% 65.0% 64.6%
Incurred Catastrophe Loss and LAE Ratio 2.8% 1.5% 4.1% 2.7%
Total Incurred Loss and LAE Ratio 75.4% 70.0% 69.1% 67.3%
Expense Ratio 28.9% 27.9% 29.1% 29.1%
Combined Ratio 104.3% 97.9% 98.2% 96.4%

$18 $104 $110 $134 2003 2004 2005 2006 Net Income Property and Casualty Operations Resulting in increased net income ® ($ Millions)

$662 $668 $668 $676 2003 2004 2005 2006 Earned Premiums Life and Health Operations Earned premiums are flat ® ($ Millions)

$135 $150 $157 $178 2003 2004 2005 2006 Net Investment Income Life and Health Operations Investment income is up ® ($ Millions)

Life and Health Operations
Expenses are down
®
($ Millions)
$345
$327
$325
$308
45.6%
48.7%
49.0%
52.1%
$-
$100
$200
$300
$400
2003 2004 2005 2006
40.0%
45.0%
50.0%
55.0%
60.0%
Insurance Expenses Expense Ratio

$46 $63 $60 $100 2003 2004 2005 2006 Net Income Life and Health Operations Resulting in increased net income ® ($ Millions)

Fireside Bank – Solid Performance ® $196 $24 $203 $27 $221 $31 $249 $26 2003 2004 2005 2006 Total Revenues Net Income ($ Millions)

Financial Highlights – 1 st Quarter ® ($ Millions, except per share amount) 1st Qtr Change 2007 From 2006 Total Revenues 775 $ + 2.1% Net Income 72 + 9.7% Net Income Per Share 1.08 + 12.5%

Our Businesses Complement Each Other Property & Casualty Insurance Life & Health Insurance Fireside Bank ®

®

Our Property and Casualty Operations ® Preferred & Standard Non-Standard Direct to Consumer Personal Lines – 2006 Earned Premiums $ 326 $ 944 $ 226 Total $ 1,496 ($ Millions)

Our Property and Casualty Operations ® Commercial Lines – 2006 Premium Income $ 188 $ 118 Total $ 306 ($ Millions) Non-Standard Auto Multi - Line

Our Life and Health Operations Life Insurance $ 401 ® 2006 Earned Premiums A&H Insurance $ 158 Property Insurance $ 117 ($ Millions) Total $ 676 60% 23% 17%

Fireside Bank is Expanding Geographically ® 3,483 1,336 3,448 1,539 3,392 1,933 3,291 2,318 2003 2004 2005 2006 Number of Dealers California Non-California

Fireside Bank Resulting in increased loan volume ® 2003 2004 2005 2006 California Non-California $ 593 $ 640 $ 767 $ 807 ($ Millions)

Competitive Advantages
®
Property & Casualty Insurance Operations
– Ease of doing business with agents and policyholders
– Direct to consumer channel
Life & Health Insurance Operations
– Large player in the low to middle income niche
– Competitive expense ratios
Consumer Finance Operations
– Focused auto lending niche
– Cost effective source of funds

Eric J. Draut Executive Vice President & Chief Financial Officer CFO’s Remarks ®

Financial Strength ®

$232 $261 $282 $305 2003 2004 2005 2006 Net Investment Income is Up Significantly ® ($ Millions)

Investment Portfolio Overview “Core” Fixed Income 58.9% Real Estate, Other 9.1% Northrop Grumman 11.3% Intermec * 4.7% Other Equities 8.8% Short Term 7.2% * At market value ®

Fixed Income Investments are Conservative
Breakdown by Rating
Breakdown by Duration
Average Rating is AA Average Duration is 5.6 years
AAA  63%
AA 17%
A  12%
BBB  5%
<1 yr  17%
>10 yrs  13%
7-10 yrs  27%
3-5 yrs  14%
5-7 yrs  17%
1-3 yrs  12%
®
< BBB  3%

Solid Balance Sheet ® ($ Millions) Change 12/31/2006 From 2005 Total Assets 9,321 $ + 1.3% Debt 505 Shareholders' Equity 2,284 + 5.9% Debt - to - Total Capital Ratio % 18.1% - 80bp

Maintaining Strong Ratings ® Financial Strength Property Life & & Casualty Health Debt A.M. Best A A/A- Standard & Poors A A+/A BBB+ Moody's Investors Service A2 A1 Baa1

Total Capital Returned to Shareholders
Since the Creation of Unitrin in April 1990 through March 31, 2007
Amounts Returned to Shareholders
Dividends $1.5 B
Share Repurchases 1.6
Distribution of Curtiss-Wright 0.2
TOTAL $3.3 B
Market Capitalization, March 31, 2007 $3.1 B
($ Billions)
®

® Total Shareholder Returns Since the Creation of Unitrin in April 1990 through April 30, 2007 • Total Return – 510% • Average Annual Return – 11.2%

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Unitrin uses the following non-GAAP financial measures to analyze the company’s operating performance.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.
1. Operating earnings per share excludes net realized investment gains/losses and equity in net income/losses of Investee.
2. Return on adjusted equity is equal to net income divided by beginning shareholders’ equity, excluding accumulated other comprehensive income.
3. Property and casualty operations combined ratios are calculated by dividing incurred losses and expenses by earned premiums.
4.
The total return calculation since the creation of Unitrin in April 1990 through
April 30, 2007, takes into account the total increase in market price of Unitrin stock including the reinvestment of dividends on date paid at Unitrin closing price as of that date, and the Curtiss-Wright spin-off valued at $2.91 per share.
®

2003 2004 2005 2006
Non -GAAP Measure:
     Operating Earnings Per Share 1.52 $       2.71 $       3.09 $       3.78 $
Per Share Adjustments to Non-GAAP Measure:
     Net Income from Realized Investment Gains 0.33          0.75          0.53          0.25
     Net Income from Equity in Net Income (Loss) of Investee (0.02)         0.05          0.08          0.14
GAAP Measure:
     Net Income Per Share 1.83 $       3.51 $       3.70 $       4.17 $
2003-2006
CAGR:
Non-GAAP Measure:
     Operating Earnings Per Share 35.5%
GAAP Measure:
     Net Income Per Share 31.6%
The Company's Operating Earnings excludes Net Income from Realized Investment Gains because realized gains or losses typically occur from holding investments over several years. When a gain or loss is recognized it can distort net income for a particular year. Accordingly, the Company excludes such gains or losses when measuring operations. The Company excludes Net Income from its Investee when measuring operations because it does not manage the operations of the investee.
Operating Earnings per Share

(Dollars in Millions) 2003 2004 2005 2006
GAAP Measure:
    Net Income 123.6 $      240.2 $      255.5 $      283.1 $
    Divided by:
    Shareholders' Equity at Beginning of Year 1,802.4 $   1,818.9 $   2,038.7 $   2,157.7 $
    Return on Equity 6.9% 13.2% 12.5% 13.1%
Non-GAAP Measure:
    Net Income 123.6 $      240.2 $      255.5 $      283.1 $
    Divided by:
    Shareholders' Equity at  Beginning of Year,
           Excluding Accumulated Comprehensive Income 1,606.1 $   1,624.4 $   1,789.1 $   1,906.5 $
    Return on Equity, Excluding Accumulated Comprehensive Income 7.7% 14.8% 14.3% 14.8%
Reconciliation of Non-GAAP Measure:
Non-GAAP Measure:
    Shareholders' Equity at  Beginning of Year,
           Excluding Accumulated Comprehensive Income 1,606.1 $   1,624.4 $   1,789.1 $   1,906.5 $
Adustment to Non-GAAP Measure:
    Accumulated Other Comprehensive Income 196.3         194.5         249.6         251.2
GAAP Measure:
    Shareholders' Equity at Beginning of Year 1,802.4 $   1,818.9 $   2,038.7 $   2,157.7 $
This Non-GAAP measure is used to measure the Company's Return on Equity on a Realized Basis. The
Company's Net Income, as reported for GAAP, does not include net unrealized gains on its investments, whereas
Shareholders' Equity, as reported for GAAP, includes such net unrealized gains. Accordingly, the Company excludes Accumulated Other Comprehensive Income from Shareholders' Equity in calculating its non-GAAP measure Return on Equity so that both the numerator and denominator are both on a Realized Basis.
Return on Adjusted Equity

Combined Ratio 2003
Unitrin Property and Casualty Operations
December 31, 2003
Year Ended December 31, 2003
GAAP Measure Non-GAAP Measure
Kemper Unitrin Unitrin Unitrin Property and
(Dollars in Millions) Auto and Home Specialty Direct Business Casualty Operations
Earned Premiums 883.0 $             512.0 $           149.9 $       250.8 $            1,795.7 $
Net Investment Income 26.6 15.9 3.3 23.8 69.6
Other Income 17.8 - - - 17.8
Total Revenues 927.4 527.9 153.2 274.6 1,883.1
Incurred Losses and LAE 674.6 380.7 123.9 174.6 1,353.8
Insurance Expenses 275.0 108.3 48.7 86.6 518.6
Operating Profit (22.2) 38.9 (19.4) 13.4 10.7
Income Tax Benefit (Expense) 12.1 (11.4) 8.1 (1.5) 7.3
Net Income (10.1) $               27.5 $             (11.3) $        11.9 $               18.0 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes)
71.7% 74.0% 82.7% 67.0% 72.6%
Incurred Catastrophe Loss and LAE Ratio 4.7% 0.3% 0.0% 2.6% 2.8%
Total Incurred Loss and LAE Ratio 76.4% 74.3% 82.7% 69.6% 75.4%
Incurred Expense Ratio 31.1% 21.2% 32.5% 34.5% 28.9%
Combined Ratio 107.5% 95.5% 115.2% 104.1% 104.3%
Unitrin's property and casualty operations are comprised of four distinct business segments: Kemper Auto and Home, Unitrin Specialty,
Unitrin Direct and Unitrin Business Insurance. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2004
Unitrin Property and Casualty Operations
December 31, 2004
Year Ended December 31, 2004
GAAP Measure Non-GAAP Measure
Kemper Unitrin Unitrin Unitrin Property and
(Dollars in Millions) Auto and Home Specialty Direct Business Casualty Operations
Earned Premiums 945.8 $                486.8 $       188.6 $       196.0 $       1,817.2 $
Net Investment Income 39.6 18.0 6.9 25.7 90.2
Other Income 7.0 - - - 7.0
Total Revenues 992.4 504.8 195.5 221.7 1,914.4
Incurred Losses and LAE 639.0 356.4 149.8 126.1 1,271.3
Insurance Expenses 276.9 103.6 50.8 76.5 507.8
Operating Profit 76.5 44.8 (5.1) 19.1 135.3
Income Tax Benefit (Expense) (20.3) (12.9) 3.5 (1.6) (31.3)
Net Income 56.2 $                  31.9 $         (1.6) $          17.5 $         104.0 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes)
65.0% 73.1% 78.3% 63.5% 68.5%
Incurred Catastrophe Loss and LAE Ratio 2.6% 0.1% 1.1% 0.8% 1.5%
Total Incurred Loss and LAE Ratio 67.6% 73.2% 79.4% 64.3% 70.0%
Incurred Expense Ratio 29.3% 21.3% 26.9% 39.0% 27.9%
Combined Ratio 96.9% 94.5% 106.3% 103.3% 97.9%
Unitrin's property and casualty operations are comprised of four distinct business segments: Kemper Auto and Home, Unitrin Specialty,
Unitrin Direct and Unitrin Business Insurance. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2005
Unitrin Property and Casualty Operations
December 31, 2005
Year Ended December 31, 2005
Non-GAAP Measure
Kemper Unitrin Unitrin Unitrin Property and
(Dollars in Millions) Auto and Home Specialty Direct Business Casualty Operations
Earned Premiums 945.7 $               453.2 $          221.3 $          190.6 $          1,810.8 $
Net Investment Income 48.1 20.6 8.6 28.2 105.5
Other Income 0.6 - 0.2 - 0.8
Total Revenues 994.4 473.8 230.1 218.8 1,917.1
Incurred Losses and LAE 625.9 335.1 173.4 116.6 1,251.0
Insurance Expenses 289.1 96.0 55.2 85.9 526.2
Operating Profit 79.4 42.7 1.5 16.3 139.9
Income Tax Benefit (Expense) (19.4) (11.4) 1.1 (0.7) (30.4)
Net Income 60.0 $                 31.3 $            2.6 $               15.6 $            109.5 $
Ratio Based on  Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes)
59.5% 73.1% 77.2% 58.5% 65.0%
Incurred Catastrophe Loss and LAE Ratio 6.7% 0.8% 1.2% 2.7% 4.1%
Total Incurred Loss and LAE Ratio 66.2% 73.9% 78.4% 61.2% 69.1%
Incurred Expense Ratio 30.6% 21.2% 24.9% 45.1% 29.1%
Combined Ratio 96.8% 95.1% 103.3% 106.3% 98.2%
GAAP Measure
Unitrin's property and casualty operations are comprised of four distinct business segments: Kemper Auto and Home, Unitrin Specialty,
Unitrin Direct and Unitrin Business Insurance. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.

Combined Ratio 2006
Unitrin Property and Casualty Operations
December 31, 2006
Year Ended December 31, 2006
GAAP Measure Non-GAAP Measure
Kemper Unitrin Unitrin Unitrin Property and
(Dollars in Millions) Auto and Home Specialty Direct Business Casualty Operations
Earned Premiums 944.6 $                444.4 $      225.9 $       188.2 $       1,803.1 $
Net Investment Income 49.1 21.8 9.0 28.2 108.1
Other Income 0.4 - 0.4 1.9 2.7
Total Revenues 994.1 466.2 235.3 218.3 1,913.9
Incurred Losses and LAE 586.2 335.6 182.3 108.8 1,212.9
Insurance Expenses 275.8 92.0 63.1 94.0 524.9
Operating Profit 132.1 38.6 (10.1) 15.5 176.1
Income Tax Benefit (Expense) (37.6) (9.6) 5.2 (0.4) (42.4)
Net Income 94.5 $                  29.0 $        (4.9) $          15.1 $         133.7 $
Ratio Based on Earned Premiums:
Incurred Loss and LAE Ratio (excluding Catastrophes) 57.4% 75.3% 80.2% 56.3% 64.6%
Incurred Catastrophe Loss and LAE Ratio 4.7% 0.2% 0.5% 1.5% 2.7%
Total Incurred Loss and LAE Ratio 62.1% 75.5% 80.7% 57.8% 67.3%
Incurred Expense Ratio 29.2% 20.7% 27.9% 49.9% 29.1%
Combined Ratio 91.3% 96.2% 108.6% 107.7% 96.4%
Unitrin's property and casualty operations are comprised of four distinct business segments: Kemper Auto and Home, Unitrin
Specialty, Unitrin Direct and Unitrin Business Insurance. In addition to the GAAP measurement, the Company aggregates results from these segments to facilitate peer analysis.